SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 2, 1999


                            nSTOR TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)
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               Delaware                                 08354                               95-2094565
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     (State or Other Jurisdiction                   (Commission                          (IRS Employer
           of Incorporation)                        File Number)                       Identification No.)



                  450 Technology Park, Lake Mary, Florida                                       32746
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                  (Address of Principal Executive Offices)                                   (Zip Code)

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Registrant's telephone number, including area code:           (407) 829-3500



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          (Former Name or Former Address; if Changed Since Last Report)




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         This Form 8-K/A amends the information contained in Items 5 and 7 of the Form 8-K filed by the Registrant with the Commission on June 23, 1999, as follows:

Item 5.  Other Events
Item 5 is hereby amended in its entirety to read as follows:

         On June 8, 1999, the Registrant sold 3,500 shares of newly-issued Series E Preferred Stock (convertible into 1,166,667 shares of the Registrant's common stock based on a price of $3.00 per share), and three-year warrants to purchase an aggregate of 116,667 shares of the Registrant's common stock at a price of $3.30 per share, to three private investors in a privately-negotiated transaction. The total purchase price for the Series E Convertible Preferred Stock and warrants was $3.5 million. Hilcoast Development Corp., an affiliate of Levy, purchased $1,500,000 of the Series E Preferred Stock and warrants to purchase 50,000 additional shares of the Registrant's common stock. The Series E Convertible Preferred Stock requires quarterly dividends at the following annual rates: 8% during the first year, 9% during the second year and 10% thereafter.

         A copy of the Press Release issued by the Registrant on June 9, 1999, announcing the closing of the acquisition and the private placement is attached hereto as Exhibit 99, and is incorporated herein by reference from the Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information.

The note to the following section of the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements: Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operation - Adjustments Resulting from Completed Transactions, is hereby amended to read as follows:

         Interest expense has not been adjusted since the adjustment would not be material. Pro forma basic and diluted net loss per common share, excluding the effect of the Anticipated Acquisition of Minority Shares, equals $0.75 and $0.16 for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively

         (c)  Exhibits.

The Exhibits to this Form 8-K/A are listed on the Exhibit Index and are incorporated herein by reference from the Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 2, 1999        nSTOR TECHNOLOGIES, INC.



                             By:  /s/ Jack Jaiven
                                   Name: Jack Jaiven
                                   Title: Treasurer/Principal Financial Officer



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                                  Exhibit Index

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Exhibit No.:
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        2.1          Purchase Agreement, dated as of March 2, 1999, by and among the Registrant,  W. David Sykes and the Sykes Children's Trust of 1993 dated November 22, 1993
        2.2          Amendment No. 1 to Purchase Agreement, dated as of April 26, 1999, by and among the
                     Registrant, W. David Sykes, the Sykes Family Trust  and the Sykes Children's Trust of 1993
                     dated November 22, 1993
        2.3          Amendment No. 2 to Purchase Agreement, dated as of June 8, 1999, by and among the Registrant,
                     W. David Sykes, the Sykes Family Trust and the Sykes Children's Trust of 1993 dated November
                     22, 1993
        4.1          Certificate of Designation of Series E Convertible Preferred Stock of the Registrant
        4.2          Certificate of Designation of Series F Convertible Preferred Stock of the Registrant
        4.3          Warrant, dated June 8, 1999, issued to W. David Sykes
        4.4          Form of Warrant, dated June 8, 1999, issued to purchasers of Series E Convertible Preferred
                     Stock
        4.5          9.5% Subordinated Note, dated June 8, 1999, issued to the Sykes Children's Trust of 1993
        4.6          9.5% Subordinated Note, dated June 8, 1999, issued to the Sykes Family Trust
        4.7          Registration Rights Agreement, dated June 8, 1999, by and between nSTOR Technologies, Inc.
                     and W. David Sykes
        4.8          Form of Registration Rights Agreement, dated June 8, 1999, issued to the purchasers of Series
                     E Convertible Preferred Stock
        4.9          Form of Employment Agreement between the Registrant and W. David Sykes
       4.10          Letter Agreement, dated June 8, 1999, by and between Irwin Levy and W. David Sykes
       99.1          Press Release issued by the Registrant on June 9, 1999
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